Exhibit 99.1
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) made as of the 30th day of July, 2010 (the “Effective Date”), by and among AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP, a Maryland limited partnership (“Borrower”), AMERICAN CAMPUS COMMUNITIES, INC., a Maryland corporation (“Parent Guarantor”), THE OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (the “Subsidiary Guarantors”; the Parent Guarantor and the Subsidiary Guarantors are hereinafter referred to collectively as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (the “Administrative Agent”) for the Lenders.
W I T N E S S E T H:
     WHEREAS, Borrower, the Guarantors then parties thereto, Administrative Agent and the Lenders then parties thereto entered into that certain Second Amended and Restated Credit Agreement dated as of August 14, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, Borrower, Administrative Agent and the Lenders desire to amend certain provisions of the Credit Agreement.
     NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
     1. Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
     2. Modification of the Credit Agreement. Borrower, the Lenders and Administrative Agent do hereby modify and amend the Credit Agreement as follows:
          (a) By inserting the following definition in Section 1.01 of the Credit Agreement, in appropriate alphabetical order:
“Fidelity Joint Venture Portfolio” means the portfolio of fourteen (14) wholly owned student housing properties which Borrower proposes to acquire from their joint venture with Fidelity.”
          (b) By inserting the following sentences at the end of the definition of Corporate Debt Yield Ratio appearing in Section 1.01 of the Credit Agreement:
“For purposes of the calculation of Corporate Debt Yield Ratio only, when calculating Consolidated EBITDA for any Start-Up Student Housing Property not owned and operated by a Consolidated Entity for four (4) full fiscal quarters, the Consolidated EBITDA attributable to such Start-Up Student Housing Property shall be calculated on an annualized basis using the sum of (i) the actual historical results for the period that the Start-Up Student Housing Property was owned and operated by the Consolidated Entity and (ii) the proforma results, as approved by the Administrative Agent, for the future period necessary to achieve an annualized number; provided, however, that only with respect to the Fidelity Joint Venture Portfolio, while such properties are Start-Up Student Housing Properties, Consolidated EBITDA shall be calculated for such period using the most recent four (4) full fiscal quarter historical results for such properties and without regard to any pro forma results. Furthermore, for purposes of the calculation of the Corporate Debt Yield Ratio only, when calculating Consolidated Total Indebtedness, Consolidated Total Indebtedness as of any date of determination shall be reduced by the amount of unrestricted Cash and Cash Equivalents of the Consolidated Entities determined in accordance with GAAP as of such date of determination.”
     3. References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.
     4. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein or in any other documents delivered in connection herewith, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantors’ obligations under the Loan Documents.
     5. Representations and Warranties. Borrower and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:
          (a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or any of the Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or any of the Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, the Borrower or any of the Guarantors or any of their respective properties or to which the Borrower or any of the Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any of the Guarantors, other than the liens and encumbrances created by the Loan Documents.
          (b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
          (c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

          (d) Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
     6. No Default. By execution hereof, the Borrower and Guarantors certify that Borrower and each of the Guarantors is and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.
     7. Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Administrative Agent or any Lender Party, or any past or present officers, agents or employees of Administrative Agent or any Lender Party, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
     8. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
     9. Effective Date. This Amendment shall be deemed effective and in full force and effect as of the Effective Date upon (a) the execution and delivery of this Amendment by Borrower, Guarantors, Administrative Agent and the Required Lenders and (b) the execution and delivery of an amendment to the KeyBank/ACC Term Loan Agreement revising the definition of “Corporate Debt Yield Ratio” (as defined therein) consistent with the amendment to the definition of Corporate Debt Yield Ratio as set forth in this Amendment. The Borrower will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment.
     10. Amendment as Loan Document. This Amendment shall constitute a Loan Document.
     11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
     12. MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER: AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP
By:	AMERICAN CAMPUS COMMUNITIES
HOLDINGS LLC, its general partner

By:	AMERICAN CAMPUS COMMUNITIES, INC., its sole member

By:
Name:
Title:

GUARANTORS: AMERICAN CAMPUS COMMUNITIES, INC.
By:
Name:
Title:

AMERICAN CAMPUS COMMUNITIES HOLDINGS LLC
By:	AMERICAN CAMPUS COMMUNITIES, INC., its
sole member

By:
Name:
Title:

RAP STUDENT HOUSING PROPERTIES LLC
By:
Name:
Title:

RSVP—ACT, LLC
By:	RAP STUDENT HOUSING PROPERTIES LLC,
its sole member

By:
Name:
Title:

TITAN INVESTMENTS II LLC
By:
Name:
Title:

AMERICAN CAMPUS—TITAN II, LLC
By:	RSVP-ACT, LLC, its managing member

By:	RAP STUDENT HOUSING PROPERTIES LLC,
its sole member

By:
Name:
Title:

ACT—VILLAGE AT TEMPLE LLC
By:	AMERICAN CAMPUS-TITAN II, LLC, its sole member

By:	RSVP—ACT, LLC, its managing member

By:	RAP STUDENT HOUSING PROPERTIES LLC,
its sole member

By:
Name:
Title:

RFG CAPITAL GROUP, LLC
By:	RAP STUDENT HOUSING PROPERTIES LLC, its sole member

By:
Name:
Title:

RFG CAPITAL MANAGEMENT PARTNERS, L.P.
By:	RAP STUDENT HOUSING PROPERTIES LLC, its general partner

By:
Name:
Title:

RFG—CMP THE VILLAGE AT SCIENCE DRIVE, LLC
By:	RFG CAPITAL MANAGEMENT PARTNERS, L.P., its sole member

By:	RAP STUDENT HOUSING PROPERTIES LLC, its general partner

By:
Name:
Title:

SHP—THE VILLAGE AT SCIENCE DRIVE, LLC, a Delaware limited liability company
By:	RFG-CMP The Village at Science Drive, LLC,
its managing member

By:	RFG Capital Management Partners, L.P.,
its sole member

By:	RAP Student Housing Properties LLC,
its general partner

By:
Name:
Title:

RFG—CMP ACT LLC
By:	RFG Capital Management Partners, L.P., its sole member

By:	RAP Student Housing Properties LLC, its general partner

By:
Name:
Title:

SHP—ACT LLC
By:
Name:
Title:

AMERICAN CAMPUS—TITAN LLC
By:	SHP—ACT LLC, its managing member

By:
Name:
Title:

ACC OP SWEET HOME LLC
By:
Name:
Title:

ACC OP (CALLAWAY VILLAS) LP
By:	ACC OP (CALLAWAY VILLAS) GP LLC,
its general partner

By:
Name:
Title:

ACC OP (CALLAWAY VILLAS) GP LLC
By:
Name:
Title:

ACC OP (VILLAGE AT NEWARK) LLC
By:
Name:
Title:

1772 SWEET HOME ROAD, LLC
By:	ACC OP SWEET HOME LLC, its managing member

By:
Name:
Title:

VILLAGE AT NEWARK URBAN RENEWAL, LLC
By:	ACC OP (VILLAGE AT NEWARK) LLC, its managing member

By:
Name:
Title:

SOUTHEAST REGION II, LLC, a Delaware limited liability company
By:	College Park Investments LLC, its sole member

By:
Name:
Title:

LYNCHBURG ASSOCIATES, LLC, a Delaware limited liability company
By:	Lynchburg Associates Intermediate, LLC,
a Delaware limited liability company, its sole member

By:	College Park Investments LLC, its sole member

By:
Name:
Title:

SHP-RIVERCLUB LLC
By:	RFG-CMP Riverclub LLC, its managing member

By:	RFG Capital Management Partners, L.P., its sole member

By:	RAP Student Housing Properties LLC, its general partner

By:
Name:
Title:

RFG-CMP RIVERCLUB LLC
By:	RFG Capital Management Partners, L.P.,
its sole member

By:	RAP Student Housing Properties LLC, its general partner

By:
Name:
Title:

LUBBOCK MAIN STREET ASSOCIATES, LLC
By:	Lubbock Main Street Associates Intermediate,
LLC, its sole member

By:	College Park Investments, LLC, its sole member

By:
Name:
Title:

LUBBOCK MAIN STREET ASSOCIATES INTERMEDIATE, LLC
By:	College Park Investments, LLC, its sole member

By:
Name:
Title:

LENDERS: KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent, Swing Line Bank and Issuing Bank.
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.
By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:
Name:
Title:

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

COMPASS BANK, an Alabama state banking corporation
By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title: